UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 18, 2008

INDUSTRIAL DISTRIBUTION GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13195	58-2299339

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

950 East Paces Ferry Road, N.E.
Suite 1575
Atlanta, Georgia	30326

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 949-2100
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On June 18, 2008, following the special meeting of its stockholders held that day, the Company issued a press release announcing the approval by its stockholders of the proposed merger with an affiliate of Luther King Capital Management (“LKCM”) and that other conditions to closing the merger, including those relating to the Hart-Scott-Rodino Act and other regulatory approvals, are expected to be satisfied in mid-July 2008.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits:
99.1	Press Release dated June 18, 2008 issued by Industrial Distribution Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 18, 2008

/s/ Jack P. Healey
Jack P. Healey
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of Industrial Distribution Group, dated June 18, 2008.